UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2021

KORTH DIRECT MORTGAGE INC.

(Exact name of registrant as specified in its charter)

Florida	000-1695962	27-0644172
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

135 San Lorenzo Avenue, Suite 600, Coral Gables, FL 33146

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 305-668-8485

                      N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

(a)	Resignation of independent registered public accounting firm.

On December 22, 2021, Richey May & Co. (“RMC”) notified Korth Direct Mortgage Inc. (the “Company”) that RMC was resigning as the Company’s independent registered public accounting firm effective December 22, 2021.  As reported below, on December 23, 2021, the Company engaged Berkowitz Pollock Brant Advisors + CPAs (“BPB”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2021.

RMC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, scope limitations or in the Company’s application of accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2020 and 2019 and during the period from January 1, 2021 through December 22, 2021, the Company has not had any disagreement with RMC on any matter relating to the application of accounting principles or practices, consolidated financial statement disclosures or their audit scope or procedures, which disagreements, if not resolved to RMC’s satisfaction, would have caused RMC to make reference to the subject matter of disagreement in their reports on the Company’s consolidated financial statements. In addition, during such periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company’s management has authorized RMC to respond fully to the inquiries of BPB regarding all matters.

The Company provided RMC a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that RMC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of RMC’s letter, dated December 27, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of new independent registered public accounting firm.

On December 23, 2021, the Company engaged Berkowitz Pollock Brant Advisors + CPAs (“BPB”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2021. The engagement of BPB was approved by the Company’s management and those charged with governance.

During the years ended December 31, 2020 and 2019 and the subsequent interim period through December 22, 2021, neither the Company nor anyone acting on its behalf consulted with BPB regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BPB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Richey May & Co., dated December 27, 2021*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2021	KORTH DIRECT MORTGAGE INC.

	By:	/s/ Holly C. MacDonald-Korth
Holly C. MacDonald-Korth,
President